                                                                    EXHIBIT 10.6

                        AMENDMENT AND WAIVER AGREEMENT
                        ------------------------------

     AMENDMENT AND WAIVER AGREEMENT (this "AGREEMENT") dated as of March 31, 1995 by and among (1) Merocel/Xomed Holdings, Inc. ("HOLDINGS"), (2) Merocel Corporation ("MEROCEL"), (3) Xomed-Treace, Inc. ("XOMED"), (4) Xomed-Treace, P.R. Inc. ("XOMED P.R." and, together with Holdings, Merocel and Xomed, collectively, the "BORROWERS" and each, singularly, a "BORROWER"), (5) Bank of Boston Connecticut ("BKBCT"), Chemical Bank, Bank of Scotland and Internationale Nederlanden (U.S.) Capital Corporation as banks (collectively, the "BANKS" and individually, a "BANK"), and (6) BKBCT as agent (the "AGENT") for the Banks, with respect to a certain Credit Agreement dated as of April 15, 1994 by and among the Borrower, the Banks and the Agent, as amended by a certain First Amendment Agreement dated as of June 24, 1994 (collectively, the "CREDIT AGREEMENT").


                             W I T N E S S E T H:

     WHEREAS, pursuant to the terms of the Credit Agreement, the Banks made loans to the Borrowers; and

     WHEREAS, the Borrower has requested that the Banks and the Agent waive certain Events of Default which exist under the Credit Agreement and amend certain terms and conditions of the Credit Agreement; and

     WHEREAS, the Banks and the Agent are willing to waive such Events of Default and amend certain terms and conditions of the Credit Agreement on the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     (S)1.     DEFINITIONS. Capitalized terms used herein without definition
               -----------
that are defined in the Credit Agreement shall have the same meanings herein as therein.

     (S)2.     RATIFICATION OF EXISTING AGREEMENTS. All of the Borrowers'
               -----------------------------------
obligations and liabilities to the Banks and the Agent as evidenced by or otherwise arising under the Credit Agreement, the Notes and the other Loan Documents, are, by each Borrower's execution of this Agreement, ratified and confirmed in all respects. In addition, by each Borrower's execution of this Agreement, each Borrower represents and warrants that no counterclaim, right of set-off or defense of any kind exists or is outstanding with respect to such obligations and liabilities.

     (S)3.     REPRESENTATIONS AND WARRANTIES. All of the representations and
               ------------------------------
warranties made by the Borrowers in the Credit Agreement, the Notes and the other Loan Documents are true and correct on the date hereof as if made on and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that any of such representations and warranties relate expressly to an earlier date.

     (S)4.     WAIVERS. Subject to the satisfaction of the conditions set forth
               -------
below, the Banks and the Agent waive those Events of Default that have occurred under the Credit Agreement as a result of the Borrowers' failure on or before the date hereof to comply with those sections of the Credit Agreement set forth on Schedule 1 attached hereto. The waiver set forth in this (S)4 shall be
   -------- -
effective only for those Events of Default contained in the Credit Agreement as specified in the preceding sentence occurring on or before the date hereof and such waiver shall not entitle the Borrowers to any future waiver in similar or other circumstances. Without limiting the foregoing, upon the occurrence of an Event of Default after the date hereof, or if an Event of Default has occurred and is continuing on the date hereof that is not set forth on Schedule 1, the
                                                              ----------
Agent, upon the request of the Majority Banks, shall be free in its sole and absolute discretion to accelerate the payment in full of the Borrowers' indebtedness to the Banks and the Agents under the Credit Agreement and the other Loan Documents, and each Bank, with the consent of the Majority Banks, and the Agent, upon the request of the Majority Banks, may proceed to enforce any or all of such Bank's and the Agent's, as applicable, rights under or in respect of the Credit Agreement, the Notes and the other Loan Documents and applicable law.

     (S)5.     AMENDMENTS TO THE CREDIT AGREEMENT.
               ----------------------------------

               (a)  Amendment to (S)10.3. Section 10.3 of the Credit Agreement
                    ---------------------
is hereby amended in its entirety to read as follows:

               "Consolidated Shareholders Equity.  Holdings will not permit the
                ---------------------------------
     Consolidated Shareholders Equity of Holdings and its Subsidiaries for any fiscal quarter ending after the Closing Date to be less than $46,000,000 plus on a cumulative basis, fifty percent (50%) of positive Consolidated
     ----
     Net Income of Holdings and its Subsidiaries for each fiscal year of Holdings beginning with the fiscal year ending December 31, 1994."

     (b)  Amendment to Schedule 2.  The definition of "Earnings Before Interest
          -----------------------
and Taxes" appearing on Page 6 of Schedule 2 of the Credit Agreement is hereby amended by adding the following to the end of such definition:

          "provided, that no Section 338 Event or any amortization expense
           --------
     shall be included when calculating Earnings Before Interest and Taxes hereunder."

     (S)6.     ADDITIONAL COVENANTS. Without any prejudice or impairment
               --------------------
whatsoever to any of the Banks' and/or Agent's rights and remedies contained in the Credit Agreement and the covenants contained therein, the Notes or in any of the other Loan Documents, the Borrowers additionally covenant and agree with the Banks and Agent as follows:

               (a) The Borrowers shall comply and continue to comply with all of the terms, covenants and provisions contained in the Credit Agreement, the Notes and the other Loan Documents, except as such terms, covenants and provisions are expressly modified by this Agreement upon the terms set forth herein.

               (b) On or before May 12, 1995, Holdings will provide to the Banks and the Agent all of the financial information required under Section 8.4(a) of the Credit Agreement for the fiscal year ending December 31, 1994 and will provide to the Banks and the Agent such other financial information as the Banks and/or Agent may reasonably request from time to time and at the Borrowers' expense, shall permit the Banks and/or Agent to enter upon and inspect the Borrowers' books and records, to make extracts therefrom and to discuss the Borrowers' affairs with the Borrowers' employees, officers, directors and the holders of any Subordinated Debt.

               (c) The Borrowers shall at any time or from time to time execute and deliver such further instruments, and take such further action as the Agent and/or Banks may reasonably request, in each case further to effect the purposes of this Agreement, the Credit Agreement, the Notes and the other Loan Documents.

                    Each of the Borrowers expressly acknowledges and agrees that any failure by any Borrower to comply with the terms and conditions of this (S)6 or any other provisions contained in this Agreement shall constitute an Event of Default under the Credit Agreement.

     (S)7.     RELEASE OF PATENT LIEN. The Agent, on behalf of and with the
               ----------------------
consent of each of the Banks, hereby releases its lien on that certain patent named "AUDIANT Bone Conductor" licensed by Xomed.

     (S)8.     EXPENSES. The Borrowers agree to pay to the Agent and the Banks
               --------
upon demand (a) an amount equal to any and all out-of-pocket costs or expenses (including reasonable legal fees and disbursements and appraisal expenses) incurred or sustained by the Agent and/or Banks in connection with the preparation of this Agreement and related matters and (b) from time to time any and all out-of-pocket costs or expenses (including commercial examiner fees and legal fees and disbursements) hereafter incurred or sustained by the Agent and/or Banks in connection with the administration of credit extended by the Banks and the Agent to the Borrowers or the preservation of or enforcement of the Agent's and the Banks' rights under the Credit Agreement, the Notes or the other Loan Documents or in respect of any of the Borrowers' other obligations to the Banks and/or the Agent.

     (S)9.     NO WAIVER BY BANKS AND/OR AGENT. Except as otherwise expressly
               -------------------------------
provided for herein, nothing in this Agreement shall extend to or affect in any way any of the Borrowers' obligations or the Agent's or any Bank's rights and remedies arising under the Credit Agreement, the Notes or the other Loan Documents, and neither the Agent nor any Bank shall be deemed to have waived any or all of the Agent's and/or such Bank's rights or remedies with respect to any Event of Default (other than an Event of Default arising under the Credit Agreement as a result of the Borrowers' failure to comply with those sections of the Credit Agreement set forth on Schedule 1 attached hereto and then only to
                                  -------- -
the extent set forth in (S)4 hereof) or event or condition which, with notice or the lapse of time, or both would become an Event of Default and which upon the Borrowers' execution and delivery of this Agreement might otherwise exist or which might hereafter occur.

     (S)10.    MISCELLANEOUS PROVISIONS.
               ------------------------

               (a) Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Credit Agreement, the Notes and the other Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, the Notes and the other Loan Documents, each as amended hereby, shall continue in full force and effect, and that this Agreement and the Credit Agreement, the Notes and the other Loan Documents, as applicable, shall be read and construed as one instrument.

               (b) This Agreement is intended to take effect under, and shall be construed according to and governed by, the laws of the State of Connecticut.

               (c) This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed in its name and behalf by its duly authorized officer as of the date first written above.


                                        MEROCEL/XOMED HOLDINGS, INC.

                                           /s/ Mark K. Adams
                                        By:____________________________
                                           Mark K. Adams
                                           Its President

                                        MEROCEL CORPORATION

                                           /s/ Mark K. Adams
                                        By:____________________________
                                           Mark K. Adams
                                           Its President


                                        XOMED-TREACE, INC.

                                           /s/ Mark K. Adams
                                        By:____________________________
                                           Mark K. Adams
                                           Its President


                                        XOMED-TREACE, P.R. INC.

                                           /s/ Mark K. Adams
                                        By:____________________________
                                           Mark K. Adams
                                           Its President

                                        BANK OF BOSTON CONNECTICUT,
                                         Individually and as Agent


                                        By: /s/ Garth J. Collins
                                            ----------------------------
                                            Garth J. Collins
                                            Its Vice President


                                        CHEMICAL BANK


                                        By: /s/ Authorized Signatory
                                            ----------------------------
                                            Its

                                        BANK OF SCOTLAND


                                        By: /s/ Authorized Signatory
                                            ----------------------------
                                            Its

                                        INTERNATIONALE NEDERLANDEN
                                        (U.S.) CAPITAL CORPORATION


                                        By: /s/ Authorized Signatory
                                            ----------------------------
                                            Its